Exhibit 4.1

                                         [GRAPHIC OMITTED]
                                                AGA

                                         [GRAPHIC OMITTED]
                                       Artio Global Investors

                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

-------------------------------
This Certifies That

Is the owner of
-------------------------------

    Fully paid and Non-Assessable Shares of Class A Common Stock, par value $0.001 per share, of
                                    ARTIO GLOBAL INVESTORS INC.

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this  Certificate  properly  endorsed.  This  Certificate is not valid unless  countersigned  and registered by the Transfer Agent and Register.

WITNESS the facsimile seal of the  Corporation  and the facsimile  signatures of its duly authorized officers.

DATED:WITNESS

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]              [GRAPHIC OMITTED]
     Chairman                                               Corporate Secretary

                                              CLASS A
                                            COMMON STOCK
                                            -----------
                                               SHARES

                                            -----------

                                          SEE REVERSE FOR
                                        CERTAIN DEFINITIONS

                                           CUSIP TO COME

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
           (NEW YORK, NY)
                 TRANSFER AGENT AND REGISTRAR
BY

                                      AUTHORIZED SIGNATURE

---------------------------------------------------------------------------------------------------
            AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: CORBIN MATLOCK 931-490-7660
                711 ARMSTRONG LANE                             PROOF OF JUNE 26, 2008
            COLUMBIA, TENNESSEE 38401                        ARTIO GLOBAL INVESTORS INC.
                (931) 388-3003                                     TSB 30300 FC LOT 1
---------------------------------------------------------------------------------------------------
         SALES: HOLLY GRONER 615-261-0610                          Operator:        AP
---------------------------------------------------------------------------------------------------
/ ETHER 7 / LIVE JOBS /A/ Artio 30300 FC LOT 1                           Rev. 1
---------------------------------------------------------------------------------------------------

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS OK WITH CHANGES MAKE CHANGES AND SEND
ANOTHER PROOF IS

Colors Selected for Printing:  Logo prints PMS 7496 and black. Intaglio prints in PMS 7496.

COLOR:  This proof was printed  from a digital  file or artwork on a graphics  quality,  color laser printer. It is a good  representation of the color as it will appear on the final product.  However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation at 330 Madison Avenue, New York, NY 10017. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the Secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	– – –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT – _______ Custodian ________ (Cust) (Minor) under Uniform Gifts to Minors Act _________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR
ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.